Fees Summary	Mar. 31, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 53,285,190.66
Previously Paid Amount	0
Total Fee Amount	7,358.68
Total Offset Amount	0
Net Fee	$ 7,358.68